UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021 (September 28, 2021)

SYLVAMO CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-40718 (Commission File Number)	86-2596371 (IRS Employer Identification No.)

6400 Poplar Avenue Memphis, Tennessee (Address of principal executive offices)	38197 (Zip Code)

Registrant’s telephone number, including area code: (901) 519-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which Registered
Common Stock, par value $1.00 per share	SLVM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 1, 2021, the previously announced spin-off (the “Spin-Off”) of Sylvamo Corporation (the “Company”) by International Paper Company (“International Paper”) was completed. In connection with the Spin-Off, the Company entered into the following agreements, forms of which were previously filed as exhibits to the registration statement on Form 10, as amended (File No. 001-40718) (the “Registration Statement”):

•

Separation and Distribution Agreement, dated as of September 29, 2021, between International Paper and the Company (the “Separation and Distribution Agreement”), a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein; and

•	Transition Services Agreement, dated as of September 30, 2021, between International Paper and the Company, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

•	Tax Matters Agreement, dated as of September 30, 2021, between International Paper and the Company, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

•	Employee Matters Agreement, dated as of September 30, 2021, between International Paper and the Company, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

•	Registration Rights Agreement, dated as of September 30, 2021, between International Paper and the Company, a copy of which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

•

Supply and Offtake Agreement (Georgetown), dated as of September 30, 2021, between International Paper and Sylvamo North America, LLC (“Sylvamo NA”), a copy of which is filed as Exhibit 10.5 hereto and incorporated by reference herein.

•

Supply and Offtake Agreement (Riverdale), dated as of September 30, 2021, between International Paper and Sylvamo NA, a copy of which is filed as Exhibit 10.6 hereto and incorporated by reference herein.

•	Tax Exempt Bond Agreement (Eastover), dated as of September 30, 2021, between International Paper and Sylvamo NA, a copy of which is filed as Exhibit 10.7 hereto and incorporated by reference herein.

•

Tax Exempt Bond Agreement (Ticonderoga) (Series 2015 Bonds), dated as of September 30, 2021, between International Paper and Sylvamo NA, a copy of which is filed as Exhibit 10.8 hereto and incorporated by reference herein.

•

Tax Exempt Bond Agreement (Ticonderoga) (Series 2019 Bonds), dated as of September 30, 2021, between International Paper and Sylvamo NA, a copy of which is filed as Exhibit 10.9 hereto and incorporated by reference herein.

•

Retained Intellectual Property License Agreement, dated as of September 30, 2021, between International Paper and Global Holdings II, Inc. (“Global Holdings II”), a copy of which is filed as Exhibit 10.10 hereto and incorporated by reference herein.

•

Retained Copyright License Agreement, dated as of September 30, 2021, between International Paper and Global Holdings II, a copy of which is filed as Exhibit 10.11 hereto and incorporated by reference herein.

•

Retained Know-How and Technology License Agreement, dated as of September 30, 2021, between International Paper and Global Holdings II, a copy of which is filed as Exhibit 10.12 hereto and incorporated by reference herein.

•

Transferred IP License Agreement, dated as of September 30, 2021, between International Paper and Global Holdings II, a copy of which is filed as Exhibit 10.13 hereto and incorporated by reference herein.

•

Transitional Trademark License Agreement, dated as of September 30, 2021, between International Paper and Global Holdings II, a copy of which is filed as Exhibit 10.14 hereto and incorporated by reference herein.

•	Brazil Payment Agreement, dated as of September 30, 2021, between International Paper and the Company, a copy of which is filed as Exhibit 10.15 hereto and incorporated by reference herein.

The terms and conditions of such agreements are the same as the terms and conditions of such agreements as previously reported in the Registration Statement under “The Distribution—Relationships Between Sylvamo and International Paper Following the Distribution,” which descriptions are incorporated herein by reference. The descriptions of such agreements are qualified in their entirety by reference to the full text of such agreements which are filed as Exhibits 2.1 and 10.1 through 10.15 hereto, respectively, and are incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 29, 2021, pursuant to the Separation and Distribution Agreement, International Paper contributed its printing papers business, as described in the Registration Statement under “Business” and incorporated by reference herein, to the Company (the “Contribution”) in consideration for cash transfers to International Paper in the aggregate amount of approximately $1.6 billion and 44,107,155 shares of the Company’s common stock. On October 1, 2021, International Paper distributed 35,329,912 shares, or approximately 80.1%, of the Company’s common stock to International Paper’s shareholders and retained 8,777,343 shares, or approximately 19.9%, of the Company’s common stock.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Spin-Off, on September 29, 2021, the Company borrowed $1,070.0 million comprising (i) $100.0 million under the Company’s revolving credit facility (the “Revolving Credit Facility”), (ii) $450.0 million under the Company’s term loan “B” facility (the “Term Loan B Facility”) and (iii) $520.0 million under the Company’s term loan “F” facility (the “Term Loan F Facility” and, together with the Term Loan B Facility and the Revolving Credit Facility, the “Senior Secured Credit Facilities”), in each case pursuant to the credit agreement, dated as of September 13, 2021, among the Company, Bank of America, N.A., as administrative agent, and the other financial institutions and lenders from time to time party thereto (the “Credit Agreement”).

The Senior Secured Credit Facilities and the Credit Agreement were previously described in the Company’s Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission on September 15, 2021, which descriptions are incorporated herein by reference. The description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, which was filed as Exhibit 10.1 to the Form 8-K and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

On September 29, 2021, the Company issued 44,107,155 shares of its common stock, par value $1.00 per share, to International Paper in partial consideration for the Contribution. This issuance was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof because the issuance did not involve any public offering of securities.

Item 3.03.	Material Modifications to Rights of Security Holders.

In connection with the Spin-Off, on September 28, 2021, the Company amended and restated its certificate of incorporation and, on September 29, 2021, the Company amended and restated its by-laws. The descriptions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws are the same as the descriptions thereof as previously reported in the Registration Statement under “Description of Capital Stock,” which descriptions are incorporated herein by reference.

The descriptions of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated By-laws are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 3.03 of this report with respect to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated By-laws is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K were filed with the Registration Statement and are incorporated herein by reference.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K was filed with the Registration Statement and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of September 29, 2021, between International Paper Company and Sylvamo Corporation

3.1	Amended and Restated Certificate of Incorporation of Sylvamo Corporation (incorporated by reference to Exhibit 3.1 to the Form S-8 (Registration No. 333- 259869) filed on September 28, 2021)

3.2	Amended and Restated By-Laws of Sylvamo Corporation

10.1	Transition Services Agreement, dated as of September 30, 2021, between International Paper Company and Sylvamo Corporation

10.2	Tax Matters Agreement, dated as of September 30, 2021, between International Paper Company and Sylvamo Corporation

10.3	Employee Matters Agreement, dated as of September 30, 2021, between International Paper Company and Sylvamo Corporation

10.4	Registration Rights Agreement, dated as of September 30, 2021, between International Paper Company and Sylvamo Corporation

10.5	Supply and Offtake Agreement (Georgetown), dated as of September 30, 2021, between International Paper Company and Sylvamo North America, LLC

10.6	Supply and Offtake Agreement (Riverdale), dated as of September 30, 2021, between International Paper Company and Sylvamo North America, LLC

10.7	Tax Exempt Bond Agreement (Eastover), dated as of September 30, 2021, between International Paper Company and Sylvamo North America, LLC

10.8	Tax Exempt Bond Agreement (Ticonderoga) (Series 2015 Bonds), dated as of September 30, 2021, between International Paper Company and Sylvamo North America, LLC

10.9	Tax Exempt Bond Agreement (Ticonderoga) (Series 2019 Bonds), dated as of September 30, 2021, between International Paper Company and Sylvamo North America, LLC

10.10	Retained Intellectual Property License Agreement, dated as of September 30, 2021, between International Paper Company and Global Holdings II, Inc.

10.11	Retained Copyright License Agreement, dated as of September 30, 2021, between International Paper Company and Global Holdings II, Inc.

10.12	Retained Know-How and Technology License Agreement, dated as of September 30, 2021, between International Paper Company and Global Holdings II, Inc.

10.13	Transferred IP License Agreement, dated as of September 30, 2021, between International Paper Company and Global Holdings II, Inc.

10.14	Transitional Trademark License Agreement, dated as of September 30, 2021, between International Paper Company and Global Holdings II, Inc.

10.15	Brazil Payment Agreement, dated as of September 30, 2021, between International Paper Company and Sylvamo Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYLVAMO CORPORATION

By:	/s/ Matthew Barron
Name: Matthew Barron
Title: Senior Vice President, General Counsel and Corporate Secretary

Date: October 1, 2021